EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elixir Gaming Technologies, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gordon Yuen, President and Chief Executive Officer of the Company, and David R. Reberger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Gordon Yuen	Dated:	November 14, 2007
Gordon Yuen
Title:	President, Chief Executive Officer

By:	/s/ David R. Reberger	Dated:	November 14, 2007
David R. Reberger
Title:	Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.